UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2023
WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
_____________________________

Illinois	001-35077	36-3873352
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9700 West Higgins Road
Rosemont, Illinois 60018
(Address of principal executive offices)
Registrant’s telephone number, including area code (847) 939-9000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	WTFC	The NASDAQ Global Select Market
Series D Preferred Stock, no par value	WTFCM	The NASDAQ Global Select Market
Series E Preferred Stock, no par value	WTFCP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 27, 2023, the Board of Directors (the “Board”) of Wintrust Financial Corporation (the “Company”) approved and adopted amendments to the Company’s Amended and Restated By-laws (the “By-laws”), effective immediately.
Article II, Section 2.5(a) of the By-laws was amended to update the notification requirements related to nominations of directors and solicitations of proxies, including the requirement for more detail as to shareholder affiliation with a group that intends to solicit proxies under Rule 14a-19 of the Securities Exchange Act of 1934 (the “Exchange Act”) or engage in a solicitation, as defined by the Exchange Act. Article II, Section 2.5(e) of the By-laws was amended to provide that the Company shall disregard any proxies or votes solicited by a shareholder who either fails to comply with the requirements of Rule 14a-19 of the Exchange Act or notifies the Company that such shareholder no longer intends to solicit proxies for the applicable proposed director nominee.
In addition, Article III, Section 3.2 of the By-laws was amended to provide that the number of directors of the Company shall be no fewer than eleven (11) and no greater than fourteen (14), and that the number of directors may be increased or decreased by the Board within the foregoing specified range.
The above summary does not purport to be complete and is qualified in its entirety by reference to the text of the Amended and Restated By-laws. The Amended and Restated By-laws are attached hereto as Exhibit 3.2 and are incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.2	Amended and Restated Bylaws of Wintrust Financial Corporation, Adopted Effective July 27, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature
   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)
By:	/s/Kathleen M. Boege
Kathleen M. Boege Executive Vice President, General Counsel and Corporate Secretary
Date: August 1, 2023

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